2021 FINANCIAL OUTLOOK Supplemental Materials February 23, 2021 Exhibit 99.2

2© 2021 Huron Consulting Group Inc. and affiliates. Statements in this presentation that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward- looking statements contained herein include, without limitation: the impact of the COVID-19 pandemic on the economy, our clients and client demand for our services, and our ability to sell and provide services, including the measures taken by governmental authorities and businesses in response to the pandemic, which may cause or contribute to other risks and uncertainties that we face; failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under Item 1A. “Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2020, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason. Forward-looking Statements

3© 2021 Huron Consulting Group Inc. and affiliates. In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non- GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States. Reconciliations Of Non-GAAP Measures To Comparable GAAP Measures

4© 2021 Huron Consulting Group Inc. and affiliates. Overview of Supplemental Materials Given the continuing evolution of the global COVID-19 pandemic and its related economic impact on our key end markets, Huron’s financial outlook for 2021 includes a wider range of potential outcomes than typically provided at the outset of the year. As such, we wanted to provide additional context around how we believe these factors could impact the likelihood of Huron achieving the upper or lower end of our guidance range. These supplemental materials provide complementary information to the commentary provided on the Company’s Q4 2020 earnings webcast held on February 23, 2021. The information included in these supplemental materials should be reviewed in conjunction with the transcript and/or recording from the Company’s most recent earnings webcast and not on a standalone basis.

5© 2020 Huron Consulting Group Inc. and affiliates. Optimistic case considerations consistent with achieving the upper end of Huron’s guidance range Optimistic Case Assumptions The U.S. economy begins to stabilize beginning in the first quarter of 2021 as the COVID-19 vaccine is distributed more widely, driving a steady re-opening of the U.S. economy throughout the year. Anticipated Market Conditions Healthcare Segment: • With the vaccine program underway, over the course of 2021, U.S. healthcare providers begin to steadily transition into post-pandemic planning and operations while addressing the significant financial pressures that were exacerbated by the pandemic. • Federal stimulus provides liquidity to providers but does not fully alleviate current margin pressures. • Reimbursement regulations continue to promote a transition to remote care delivery models. • Provider strategies continue to evolve amidst a robust competitive market. Education Segment: • Based on vaccination progress, higher education institutions confidently plan for a full return to campus for the Fall semester. • Sponsored research program activities return to pre-pandemic levels. • University leaders turn their focus to the revenue and cost pressures that have been exacerbated by the global pandemic. • Federal stimulus provides some cash flow for institutions to invest in strategic priorities, including the modernization of their operations and technologies. Business Advisory Segment: • There is continued pressure for digital transformation and technology-enabled operations as businesses rethink how work gets done in a post-pandemic environment and how they engage customers in response to the evolving competitive landscape. • Distressed businesses impacted by the pandemic continue to address issues related to the stability of their operations and capital structures. • Strategy-focused projects begin immediately in 2021 as clients begin to recover and plan to operate in an increasingly competitive environment. Near-term Impact on Huron • Steady increases in utilization throughout 2021 in the Healthcare and Education segments and our strategy-focused practices within the Business Advisory segment • Continued strong utilization throughout 2021 in our digital, technology and analytics and distressed advisory businesses • The pace of sales pipeline conversion begins to recover in Q1 and Q2 in our Healthcare and Education segments, approaching pre-pandemic levels in the second half of 2021 • Within Healthcare and Education, headcount remains stable in the first half of the year and begins to accelerate in the second half of the year • Headcount growth continues throughout the year in the Business Advisory segment • Continued opportunities for strategic, tuck-in acquisitions in areas where new capabilities can maximize our growth opportunities • Net leverage ratio, as defined in our senior bank agreement, adjusted to include cash on hand, peaks just over 2.0x trailing twelve month adjusted EBITDA during Q1 and trails down below 1.0x by year end • Cash flow from operations in excess of $90 million for full year The information in this presentation has been provided as of February 23, 2021 and is subject to change.

6© 2020 Huron Consulting Group Inc. and affiliates. Pessimistic case considerations consistent with achieving the lower end of Huron’s guidance range Pessimistic Case Assumptions The U.S. economy begins to stabilize but the re-opening of the U.S. economy continues to be hindered by resurgences of COVID-19 throughout 2021. Anticipated Market Conditions Healthcare Segment: • U.S. healthcare providers remain focused on emergency response to the pandemic until mass COVID-19 vaccination takes place in mid to late summer, causing a reduced focus on financial and operational recovery until late in the second half of 2021. • Federal stimulus alleviates some immediate cost pressure on providers, temporarily delaying some performance improvement projects. • Strategic initiatives are delayed as providers are forced to prioritize pandemic response. Education Segment: • Higher education institutions lack confidence in a full return to campus for the Fall semester due to setbacks with regard to the pandemic. • Sponsored research program activities slowed either due to the pandemic or financial considerations. • Higher education institutions face operating cash flow concerns that delay the start of important strategic or operational initiatives and/or administrative system replacement projects. Business Advisory Segment: • There is continued pressure for digital transformation and technology-enabled operations as businesses rethink how work gets done in a post-pandemic environment and how they engage customers in response to the evolving competitive landscape. • Infusion of surplus cash in the market for underperforming companies delays performance improvement or restructuring activities. • Strategy-focused projects begin in the first half as clients begin to recover and plan to operate in an increasingly competitive environment. Near-term Impact on Huron • Utilization recovery in the Healthcare and Education segments is slower than anticipated and does not return to pre- pandemic targets until 2022 • Utilization in our distressed advisory business decreases due to a slower demand environment • Continued strong utilization throughout 2021 in our digital, technology and analytics business • The pace of sales pipeline conversion in our Healthcare and Education segments does not significantly improve until later in the second half of 2021 • Continued caution on increased headcount in Healthcare and Education throughout 2021 • Caution on increased headcount related to our distressed advisory offerings • Continued headcount increases related to our digital, technology and analytics business • More cautious deployment of capital, reflecting tight management of borrowings • Net leverage ratio, as defined in our senior bank agreement, adjusted to include cash on hand, peaks around 2.5x trailing twelve month adjusted EBITDA during Q1 and trails down below 1.5x by year end. • Cash flow from operations around $70 million for the full year The information in this presentation has been provided as of February 23, 2021 and is subject to change.

7© 2020 Huron Consulting Group Inc. and affiliates. After the impact of COVID-19 begins to subside, significant disruption facing our clients and end markets creates opportunities for long term growth Healthcare Financial pressures on U.S. healthcare providers have been exacerbated by the COVID-19 pandemic and the need for new strategies and care delivery models are viewed as an imperative Education The changes required for higher education institutions to compete in a significantly changed future environment are acute, driving the need for greater operational efficiency and new strategies to meet evolving student demand Technology Digital transformation imperative as organizations modernize their operations and meet the new and evolving needs of their consumers Strategy The disruption and volatility taking place in the market have never been more prevalent, creating conditions that are ripe for reassessment of enterprise strategies and increased innovation Operations The mounting pressures on the broader economy will create increased demand as stressed and distressed businesses strive to stabilize their operations and improve their financial position Financial Expectations Revenue After emerging from the financial impact of the COVID-19 pandemic, we believe we will face market conditions that will support the revenue growth rate we expected for our business prior to the pandemic. Margins We believe we will emerge from the near-term financial impact of the COVID-19 pandemic positioned to continue steady adjusted EBITDA margin expansion toward our long-term mid-teen target. Balance Sheet We began 2021 with a strong financial position, and we believe we have sufficient balance sheet flexibility to execute on a disciplined capital allocation strategy, focused on debt paydown, share repurchases and strategic, tuck-in acquisitions.